UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 20, 2020

MDC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	552676108	New York Stock Exchange
6% Senior Notes due January 2043	552676AQ1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors

On April 20, 2020, M.D.C. Holdings, Inc. (the "Company") held its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) at which the Company’s shareholders approved an amendment and restatement of the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors renamed as the M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors (the “2020 Director Equity Plan”). The 2020 Director Equity Plan had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to shareholder approval. The 2020 Director Equity Plan became effective as of the date of such shareholder approval – April 20, 2020.

In addition to the plan being renamed, the 2020 Director Equity Plan, among other things, increased the number of shares covered by the annual grant of each stock option (without increasing the total number of shares authorized under the plan) to reflect, on a going forward basis, the three stock dividends since the first effective date of the plan.

The material features of the 2020 Director Equity Plan are described in the section entitled “Proposal Three - Approval of Amendment and Restatement of the M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors” appearing on pages 61-68 of the Company’s definitive Proxy Statement on Schedule 14A filed on February 25, 2020 in connection with the 2020 Annual Meeting, which description is incorporated herein by reference. A copy of the 2020 Directory Equity Plan, as restated, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 20, 2020, the Company held its 2020 Annual Meeting. There were 63,052,543 shares of common stock entitled to vote at the meeting. The final voting results for each of the proposals submitted to a vote of shareholders at the 2020 Annual Meeting were as follows:

(1)	Election of three Class II Directors of the Company to serve for three-year terms expiring in 2023:

	For	Withheld	Broker Non-Votes
David D. Mandarich	51,783,317	2,983,769	3,071,182
Paris G. Reece III	42,048,614	12,718,472	3,071,182
David Siegel	42,360,189	12,406,897	3,071,182

(2)	Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
41,028,619	11,780,573	1,957,894	3,071,182

(3)	Approval of the amended and restated 2020 Director Equity Plan:

For	Against	Abstain	Broker Non-Votes
52,039,560	2,679,649	47,877	3,071,182

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(4)	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2020 fiscal year:

For	Against	Abstain
56,979,036	823,703	35,529

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

10.1	M.D.C. Holdings, Inc. 2020 Equity Plan for Non-Employee Directors (as amended and restated)

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: April 22, 2020	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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